UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: June 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

JUNE 30, 2013

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of Investments (unaudited)	June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.7%
Education - 19.3%
New Jersey State EDA Revenue, School Facilities Construction	5.000%	3/1/29	$10,000,000	$10,588,600
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	15,000,000	16,388,250
Montclair State University	5.250%	7/1/38	2,000,000	2,137,360
New Jersey City University	5.000%	7/1/35	4,550,000	4,817,494
Richard Stockton College	5.125%	7/1/28	5,000,000	5,421,800
Richard Stockton College	5.375%	7/1/38	8,000,000	8,594,640
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,845,988
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	13,862,030	(a)
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority Revenue, Ana G. Mendez University System Project	5.000%	4/1/27	2,600,000	2,408,588

Total Education				68,064,750

Health Care - 16.0%
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	425,000	409,216
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	1,037,988
First Mortgage, Keswick Pines	5.700%	1/1/18	2,465,000	2,453,439
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,627,856
Harrogate Inc.	5.750%	12/1/16	1,225,000	1,226,593
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,499,895
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,451,350
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	907,504
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,683,585
Catholic Health East	5.250%	11/15/29	6,960,000	7,377,809
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,067,255
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,489,827
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,072,940
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	6,873,665
St. Peter’s University Hospital	6.000%	7/1/26	2,000,000	2,152,300
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,226,230
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,786,400

Total Health Care				56,343,852

Housing - 2.0%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,120,000	3,121,123
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,023,691

Total Housing				7,144,814

Industrial Revenue - 8.7%
New Jersey EDA:
Municipal Loan Pool, AGM	5.125%	11/15/14	645,000	647,225
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,203,396
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	780,000	781,022	(a)
New Jersey EDA, EDR, American Airlines Inc. Project	7.100%	11/1/31	1,000,000	944,610	(a)(b)
New Jersey State EDA Revenue:
Continental Airlines Project	5.250%	9/15/29	5,000,000	4,693,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - continued
Continental Airlines Project	5.500%	6/1/33	$2,000,000	$1,873,560	(a)
Refunding	6.875%	1/1/37	2,000,000	1,951,140	(a)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	4,000,000	3,991,400	(a)(c)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	14,670,630

Total Industrial Revenue				30,756,183

Leasing - 13.1%
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,503,465
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,705,360
New Jersey EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,729,635
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	7,500,000	8,222,625
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,311,660
Transportation System	5.875%	12/15/38	11,000,000	12,454,860
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	5,450,000	5,665,112
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,262,486
University Medicine & Dentistry, NATL	5.000%	9/1/22	1,500,000	1,535,580

Total Leasing				46,390,783

Local General Obligation - 2.5%
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,752,105
Middlesex County Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,189,920
Paterson, NJ, GO:
General Improvement	5.000%	1/15/23	2,360,000	2,642,799
General Improvement	5.000%	1/15/24	1,990,000	2,206,333

Total Local General Obligation				8,791,157

Other - 0.5%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	337,000	337,778
Department of Human Services, Pooled Financing	5.200%	7/1/32	364,000	364,364
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,082,480

Total Other				1,784,622

Power - 5.1%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	3,145,000	3,092,887	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	9,000,000	9,048,870
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	6,175,000	5,705,021

Total Power				17,846,778

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity - 4.6%
New Jersey State EFA Revenue, University of Medicine and Dentistry	7.500%	12/1/32	$10,000,000	$13,241,900	(d)
New Jersey State Health Care Facilities Financing Authority Revenue, Catholic Health East	5.250%	11/15/29	2,040,000	2,506,099	(d)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	62,727	(e)
IBC, NATL	6.500%	1/1/16	485,000	525,216	(e)
National IBC	6.500%	1/1/16	55,000	62,728	(e)

Total Pre-Refunded/Escrowed to Maturity				16,398,670

Solid Waste/Resource Recovery - 1.0%
Gloucester County, NJ, Improvement Authority, Solid Waste Revenue, Waste Management Inc. Project	2.500%	12/1/17	625,000	632,838	(a)(f)
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.125%	12/1/17	3,000,000	3,015,720	(f)

Total Solid Waste/Resource Recovery				3,648,558

Special Tax Obligation - 7.4%
New Jersey State EDA Revenue	5.000%	6/15/24	1,460,000	1,517,626
New Jersey State EDA Revenue	5.000%	6/15/28	2,000,000	2,004,240
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,123,200
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	3,000,000	3,011,760
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,000,000	7,030,310
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	6,000,000	6,256,620
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	1,034,040

Total Special Tax Obligation				25,977,796

Transportation - 13.4%
Delaware River & Bay Authority, DE, Revenue	5.000%	1/1/42	5,000,000	5,282,450
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,068,280
Delaware River Port Authority, PA, Revenue:
Port District Project	5.000%	1/1/24	3,000,000	3,155,100
Port District Project	5.000%	1/1/26	2,445,000	2,555,905
Port District Project	5.000%	1/1/27	1,825,000	1,904,917
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/24	1,200,000	1,349,688
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/25	1,100,000	1,225,477
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/26	500,000	552,975
New Jersey State Turnpike Authority Revenue	0.740%	1/1/18	5,000,000	4,976,200	(c)(f)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,333,300
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	12,794,280
New Jersey State Turnpike Authority Revenue, National IBC	6.500%	1/1/16	110,000	123,792
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,057,150
Port Authority of New York & New Jersey, Consolidated 132nd Series	5.000%	9/1/26	5,000,000	5,080,200

Total Transportation				47,459,714

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer - 5.1%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	$790,000	$817,247
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,283,683	(a)
New Jersey American Water Co.	5.600%	11/1/34	11,250,000	12,085,987	(a)
New Jersey State EDA Revenue, Middlesex Water Co. Inc. Project	5.000%	10/1/23	2,460,000	2,795,692

Total Water & Sewer				17,982,609

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $332,995,104)				348,590,286

SHORT-TERM INVESTMENTS - 0.1%
Education - 0.1%
New Jersey State EDA Revenue, Peddie School Project, SPA-U.S. Bank N.A. (Cost - $285,000)	0.080%	2/1/19	285,000	285,000	(g)(h)

TOTAL INVESTMENTS - 98.8% (Cost - $333,280,104#)				348,875,286
Other Assets in Excess of Liabilities - 1.2%				4,360,212

TOTAL NET ASSETS - 100.0%				$353,235,498

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	The coupon payment on these securities is currently in default as of June 30, 2013.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.1%
AA/Aa	14.5
A	59.4
BBB/Baa	15.1
BB/Ba	2.3
B/B	3.0
A-1/VMIG 1	0.1
NR	4.5

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$348,590,286	—	$348,590,286
Short-term investments†	—	285,000	—	285,000

Total investments	—	$348,875,286	—	$348,875,286

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,345,131
Gross unrealized depreciation	(5,749,949)

Net unrealized appreciation	$15,595,182

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At June 30, 2013, the Fund did not have any derivative instruments outstanding.

During the period ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell) †	$9,138,688

†	At June 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 23, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	August 23, 2013